SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orem, State of Utah, on August 29, 1996.

                                       MITY-LITE, INC.
                                         (Registrant)


                                       By:    /s/ Gregory L. Wilson
                                           Gregory L. Wilson
                                           Its:  President

         The 401(k) Plan. Pursuant to the requirements of the Securities Act of 1933, the Trustees have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orem, State of Utah, on August 29, 1996.

                                       MITY-LITE, INC. EMPLOYEE RETIREMENT PLAN
                                                      (Plan)


                                       By:   /s/ Gregory L. Wilson
                                           Gregory L. Wilson
                                           Its:  Trustee


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers or directors of the registrant, by virtue of their signatures to this Registration Statement appearing below, hereby constitute and appoint Gregory L. Wilson as attorney-in-fact in his name, place and stead to execute any and all amendments to this Registration Statement in the capacities set forth opposite their names and hereby ratify all that said attorney-in-fact may do by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                 TITLE                               DATE

 /s/ Gregory L. Wilson    Chairman of the Board,              August 29, 1996
Gregory L. Wilson         President, Treasurer and Director
                          (Principal Executive Officer)

/s/ Bradley T. Nielson    Chief Financial Officer             August 29, 1996
Bradley T. Nielson        (Chief Financial and
                          Accounting Officer)

/s/ Ralph E. Crump        Director                            August 29, 1996
Ralph E. Crump

/s/ Peter Najar           Director                            August 29, 1996
Peter Najar

/s/ C. Lewis Wilson       Director                            August 29, 1996
C. Lewis Wilson